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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Noble International, Ltd.'s previously filed Registration Statement No. 333-68001 on Form S-3.


                                                  /s/ ARTHUR ANDERSEN LLP
                                                  ------------------------------
                                                  ARTHUR ANDERSEN LLP


Cincinnati, Ohio
December 14, 1998